UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CROSS COUNTRY HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email and FAQs were sent by John A. Martins, President and Chief Executive Officer of Cross Country Healthcare, Inc. (“Cross Country”), to employees of Cross Country on December 4, 2024 in connection with the proposed acquisition of Cross Country by Aya Healthcare, Inc.

Dear Cross Country Team,

We are thrilled to share some exciting news. This morning, we announced that we have entered into an agreement for Cross Country to be acquired by Aya Healthcare. You can read the press release on the Investor Relations page of our website at https://ir.crosscountryhealthcare.com/press-releases.

As many of you know, Aya is a leading healthcare talent software and staffing company based in San Diego. The clinical services we provide in clinical and non-clinical settings, including in schools and homes, as well as our IntellifyTM workforce platform will complement Aya’s existing capabilities. Together, we will be able to offer customers tech-enabled workforce solutions across the continuum of care, reduce costs and deliver high clinical outcomes for patients. Importantly, we expect the transaction to provide a wider array of opportunities and efficiencies for our healthcare clinicians and create new opportunities for our employees as part of an industry leader with a complementary footprint and offering.

Aya shares our commitment to the core values that drive how we conduct our business, treat our employees and serve our customers, and this same focus will guide our actions as we combine our two companies.

In terms of next steps, we expect the transaction to close in the first half of 2025, subject to the approval of Cross Country stockholders and other customary closing conditions. Until then, we will continue to operate as separate, independent companies and continue to compete against one other, consistent with business as usual. Our antitrust and other policies will remain in full force and effect until we close the transaction. When we close the transaction, we expect much will stay the same, except as a private company. Cross Country will continue to operate under our own brand after the closing, and I will continue to serve as President and CEO of Cross Country. We expect employees of both companies will benefit from shared best practices, with great opportunities for your personal growth.

We will keep you informed as we move forward. In the meantime, we understand that you may have questions and I encourage you to review the attached FAQ document. Please join me for a Town Hall meeting later today at 11:30 AM ET where we will share more about what the next several weeks and months will look like. You will receive an invite to the Town Hall shortly.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

I remain incredibly optimistic about what the future of Cross Country holds as a part of Aya. Thank you for your dedication and unwavering commitment. We look forward to embarking on this exciting new chapter together!

Respectfully,

John A. Martins

Cross Country President and CEO

If you receive inquiries from media and other external parties, please direct them to our outside public relations agency, Collected Strategies, at CrossCountry-CS@collectedstrategies.com. Please direct inquiries from investors and analysts to Josh Vogel at jvogel@crosscountry.com. Please refrain from discussing the proposed transaction on social media.

Important Information and Where to Find It

This communication relates to a proposed transaction between Cross Country Healthcare, Inc. (“Cross Country”) and Aya Healthcare, Inc. (“Aya”) and certain wholly owned subsidiaries of Aya. In connection with this proposed transaction, Cross Country will file a proxy statement on Schedule 14A or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Cross Country may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CROSS COUNTRY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of Cross Country as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by Cross Country through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cross Country will be available free of charge on Cross Country’s internet website at https://ir.crosscountryhealthcare.com/ or by contacting Cross Country’s primary investor relations contact by email at jvogel@crosscountry.com or by phone at 561-237-8310.

Participants in the Solicitation

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

Cross Country, Aya, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Cross Country, their ownership of Cross Country common shares, and Cross Country’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000162828024006454/ccrn-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on April 1, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000114036124016761/ny20018339x1_def14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed transaction, including the expected timing and closing of the proposed transaction; Cross Country’s ability to consummate the proposed transaction; the expected benefits of the proposed transaction and other considerations taken into account by the Cross Country Board of Directors in approving the proposed transaction; the amounts to be received by stockholders and

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

expectations for Cross Country prior to and following the closing of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of Cross Country based on current expectations and assumptions relating to Cross Country’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Cross Country, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Cross Country to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Cross Country to pay a termination fee, (ix) the risk that competing offers will be made, (x) unexpected costs, charges or expenses resulting from the merger, (xi) potential litigation relating to the merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that Cross Country’s businesses serve which could have an effect on demand for Cross Country’s services and impact Cross Country’s profitability, (xiii) effects from global pandemics, epidemics or other public health crises, (xiv) changes in marketplace conditions, such as alternative modes of healthcare delivery, reimbursement and customer needs and (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, costs of providing services, retention of key employees, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Cross Country’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Cross Country’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Cross Country’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and Cross Country does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of Cross Country.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

1.	Why are Cross Country and Aya Healthcare combining?

•	This is an exciting next chapter in Cross Country’s nearly 40-year history.

•	By joining forces with Aya, we are advancing our mission to bridge connections between people and jobs through cutting-edge technology and innovative solutions.

•	The clinical services we provide in clinical and non-clinical settings, including in schools and homes, as well as our IntellifyTM workforce platform will complement Aya’s existing capabilities.

•	The combined company will offer solutions across the continuum of care, including travel nursing and allied health, per diem, permanent staff hiring, interim leadership, locum tenens and non-clinical professionals in all 50 states.

•	Together, we will be able to help clients reduce the cost of care and deliver high clinical outcomes for patients.

•	Importantly, we expect the transaction to provide a wider array of opportunities and efficiencies for our healthcare clinicians and create new opportunities for our employees as part of an industry leader with a complementary footprint and offering.

2.	What does this announcement mean for me and my day-to-day responsibilities?

•	Today’s announcement is just the beginning and until the transaction has closed, which we expect in the first half of 2025, Cross Country remains a separate, independent company.

•	During this interim period, it is business as usual for all of us at Cross Country. We will continue to compete against Aya and our antitrust policy will remain in effect.

•	We expect no changes to your roles/titles, responsibilities and benefits.

•	In the meantime, both companies will form an integration planning team to determine how best to bring our companies together.

3.	Will this transaction change our culture?

•	Aya shares our commitment to the core values that drive how we conduct our business, treat our employees and serve our customers, and this same focus will guide our actions as we combine our two companies.

•	Just like us, Aya’s employees are core to its business and it is deeply focused on employee development with competitive benefits and numerous programs for career development.

•	Between now and closing, there will be no changes in roles or responsibilities.

•	As with any transaction like this one, we anticipate there will be some roles that are no longer required as we move forward as part of a private company, but we

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

anticipate the vast majority of our team will continue in similar roles once the transaction closes.

4.	What will happen to the Cross Country brand and leadership team?

•	Cross Country will continue to operate under our own brand.

•	John Martin will continue to serve as President and CEO of Cross Country, driving the next phase of growth and innovation for Cross Country as part of Aya.

•	We expect employees of both companies will benefit from shared best practices, with great opportunities for personal growth.

5.	Will there be layoffs?

•	This transaction is about growth and leveraging the best of both companies.

•	However, as with any transaction of this size, we anticipate there will be some roles that are no longer required as we move forward as part of a private company. However, we anticipate the vast majority of our team will continue in similar roles once the transaction closes.

•	The integration planning team will carefully evaluate the necessary resources for the combined business and will take the utmost care in making those determinations.

•	Both Cross Country and Aya have a shared commitment to timely communications with as much notice as possible.

•	Please remember that this announcement is the first step in this process and we are operating with a business as usual mindset.

6.	How does this announcement impact my compensation or benefits?

•	Until the transaction closes, Cross Country will continue to operate independently and there are no expected changes to compensation and benefits at this time.

7.	What are the expectations with regards to interactions between employees of Cross Country and Aya between now and closing?

•	This is just the beginning of this process and Cross Country will continue to operate independently until the closing of the transaction.

•	During this interim period, it is business as usual for all of us at Cross Country. We will continue to compete against Aya and our antitrust policy will remain in effect.

•	Between now and closing, you should not engage with any Aya employees unless a member of the Cross Country leadership team asks you to do so.

•	In the coming weeks, we will work closely with the Aya team to form an integration planning team to determine how best to bring our companies together.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

8.	If I see a position posted at Aya I’d like to apply for, what should I do?

•	Until the transaction closes, we will continue to operate as a standalone company. This means there is no change to your job.

•	The integration planning team will carefully evaluate the necessary resources for the combined business and will take the utmost care in making those determinations.

•	Should your job be impacted by the transaction, we will assist you through that process and provide as much support as possible, including finding ways to apply for a different job within Aya.

9.	Will there be any changes to offices / locations?

•	Following the closing of the transaction, we expect much will stay the same, we will just be part of a private company.

•	Decisions related to offices and locations will be made as part of the integration planning process and we will communicate any changes well in advance.

•	As of now, Aya expects to maintain a significant presence in Boca Raton, Fl.

10.	Does this change our relationship or contracts with customers, vendors, suppliers or business partners?

•	It is business as usual until the transaction closes and there are no changes to existing contracts or relationships with customers, vendors, suppliers or business partners.

11.	What happens to the Cross Country stock I own?

•	Upon closing of the transaction, each Restricted Stock Award will be automatically converted into $18.61/share in cash, subject to and in accordance with the terms of the Merger Agreement (which is publicly available).

•	If you hold Performance Share Awards, a portion (not all) of your PSAs will also be converted into $18.61/share in cash.

•	If you own Cross Country stock, there is no action you need to take right now.

•	We will hold a Special Meeting of Cross Country stockholders to approve the transaction in 2025, the date of which has not yet been set.

•	We will communicate with all Cross Country stockholders, including employee owners, with more information about the Special Meeting.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

12.	What are the next steps to close the transaction?

•	There are various required approvals we need to obtain, including from Cross Country stockholders and select regulatory agencies, in addition to the satisfaction of other customary closing conditions.

•	We expect to achieve these approvals and close the transaction in the first half of 2025.

13.	Who can I contact if I have more questions?

•	If you have additional questions, please don’t hesitate to reach out to your HR representative.

•	As always, we will be transparent and communicate important updates, as appropriate.

14.	What do I do if I am contacted by an outside third party?

•	If you receive inquiries from media and other external parties, please direct them to our outside public relations agency, Collected Strategies, at CrossCountry-cs@collectedstrategies.com.

•	Please direct inquiries from investors and analysts to Josh Vogel at jvogel@crosscountry.com.

Important Information and Where to Find It

This communication relates to a proposed transaction between Cross Country Healthcare, Inc. (“Cross Country”) and Aya Healthcare, Inc. (“Aya”) and certain wholly owned subsidiaries of Aya. In connection with this proposed transaction, Cross Country will file a proxy statement on Schedule 14A or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Cross Country may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CROSS COUNTRY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of Cross Country as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by Cross Country through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cross Country will be available free of charge on Cross Country’s internet website at https://ir.crosscountryhealthcare.com/ or by

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

contacting Cross Country’s primary investor relations contact by email at jvogel@crosscountry.com or by phone at 561-237-8310.

Participants in the Solicitation

Cross Country, Aya, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Cross Country, their ownership of Cross Country common shares, and Cross Country’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000162828024006454/ccrn-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on April 1, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000114036124016761/ny20018339x1_def14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

statements of historical fact, including statements regarding the proposed transaction, including the expected timing and closing of the proposed transaction; Cross Country’s ability to consummate the proposed transaction; the expected benefits of the proposed transaction and other considerations taken into account by the Cross Country Board of Directors in approving the proposed transaction; the amounts to be received by stockholders and expectations for Cross Country prior to and following the closing of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of Cross Country based on current expectations and assumptions relating to Cross Country’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Cross Country, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Cross Country to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Cross Country to pay a termination fee, (ix) the risk that competing offers will be made, (x) unexpected costs, charges or expenses resulting from the merger, (xi) potential litigation relating to the merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that Cross Country’s businesses serve which could have an effect on demand for Cross Country’s services and impact Cross Country’s profitability, (xiii) effects from global pandemics, epidemics or other public health crises, (xiv) changes in marketplace conditions, such as alternative modes of healthcare delivery, reimbursement and customer needs and (xv) disruptions in the global

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com

credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, costs of providing services, retention of key employees, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Cross Country’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Cross Country’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Cross Country’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and Cross Country does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of Cross Country.

Cross Country Healthcare, Inc.

6551 Park of Commerce Blvd., Boca Raton, FL 33487

(800) 347.2264 | crosscountry.com